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                                                                     EXHIBIT 24




                               POWER OF ATTORNEY


         Each of the undersigned directors of TPC Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints D. Hughes Watler, Jr. and J. Chris Jones, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution in the premises, for him and on his behalf in his name, place, and stead, in his capacity as a director of the Corporation, to sign, execute, and file an Annual Report on Form 10-K for the fiscal year ended December 31, 1996, under the Securities Exchange Act of 1934, as amended, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any state or other regulatory authority, and granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done.

         IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the 10th day of March, 1997.


                               Name and Signature


/s/ Jean P. Abiteboul                             /s/  Roger L. Jarvis
----------------------------------                ------------------------------------------
Jean P. Abiteboul                                 Roger L. Jarvis



/s/ Larry W. Bickle                               /s/  Thomas M. Jenkins
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Larry W. Bickle                                   Thomas M. Jenkins



/s/ Bernard Brelle                                /s/  Michael E. McMahon
----------------------------------                ------------------------------------------
Bernard Brelle                                    Michael E. McMahon



/s/ W. Jack Bowen                                 /s/  James S. Pignatelli
----------------------------------                ------------------------------------------
W. Jack Bowen                                     James S. Pignatelli


/s/ Robert Cosson
----------------------------------
Robert Cosson